HILLMAN VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCK (90.37%)
Communication Services (14.50%)
Alphabet, Inc., Class A(a)	2,800	$6,101,928
AT&T, Inc.	344,269	7,215,878
Meta Platforms, Inc., Class A(a)	35,700	5,756,625
Verizon Communications, Inc.	125,000	6,343,750
Warner Bros Discovery, Inc.(a)	358,640	4,812,949
Total Communication Services		30,231,130

Consumer Discretionary (4.57%)
Amazon.com, Inc.(a)	42,000	4,460,820
Nordstrom, Inc.	240,000	5,071,200
Total Consumer Discretionary		9,532,020

Consumer Staples (13.40%)
Anheuser-Busch InBev NV, Sponsored ADR	106,000	5,718,700
Conagra Brands, Inc.	200,000	6,848,000
Kellogg Co.	110,000	7,847,400
Kraft Heinz Co.	197,000	7,513,580
Total Consumer Staples		27,927,680

Financials (8.31%)
Bank of New York Mellon Corp.	140,388	5,855,584
T Rowe Price Group, Inc.	50,000	5,680,500
Wells Fargo & Co.	147,655	5,783,646
Total Financials		17,319,730

Health Care (18.52%)
Becton Dickinson and Co.	24,000	5,916,720
Biogen, Inc.(a)	29,100	5,934,654
CVS Health Corp.	65,000	6,022,900
GSK PLC, Sponsored ADR	160,000	6,964,800
Merck & Co., Inc.(b)	90,000	8,205,300
Zimmer Biomet Holdings, Inc.	52,949	5,562,822
Total Health Care		38,607,196

Industrials (7.68%)
Boeing Co.(a)	33,000	4,511,760
Emerson Electric Co.	66,000	5,249,640
Raytheon Technologies Corp.	65,000	6,247,150
Total Industrials		16,008,550

Information Technology (19.10%)
Adobe, Inc.(a)	14,600	5,344,476
ASML Holding NV	11,188	5,324,145
Intel Corp.	142,795	5,341,961
Lam Research Corp.	14,400	6,136,560
Microsoft Corp.	23,346	5,995,953
Salesforce, Inc.(a)	38,215	6,307,004
Western Union Co.	325,000	5,352,750
Total Information Technology		39,802,849

Materials (4.29%)
Compass Minerals International, Inc.	104,000	3,680,560

		Value
	Shares	(Note 2)
Materials (continued)
DuPont de Nemours, Inc.	94,664	$5,261,425
Total Materials		8,941,985

TOTAL COMMON STOCK
(Cost $210,400,315)		188,371,140

LIMITED PARTNERSHIP (5.91%)
Energy (5.91%)
Enterprise Products Partners LP	260,000	6,336,200
Plains All American Pipeline LP	610,000	5,990,200
Total Energy		12,326,400

TOTAL LIMITED PARTNERSHIP
(Cost $11,501,975)		12,326,400

REAL ESTATE INVESTMENT TRUST (2.28%)
Real Estate (2.28%)
Simon Property Group, Inc.	50,000	4,746,000

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,329,820)		4,746,000

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.51%)
Short Term Investments
Money Market Fiduciary Portfolio	0.000%	3,149,260	$3,149,260
			3,149,260
TOTAL SHORT TERM INVESTMENTS
(Cost $3,149,260)			3,149,260

TOTAL INVESTMENTS (100.07%)
(Cost $230,381,370)			$208,592,800

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.07%)(c)			(153,602)

NET ASSETS (100.00%)			$208,439,198

(a)	Non-income producing security.
(b)	All or a portion is held as collateral at custodian for written options.
(c)	Includes cash which is being held as collateral for written options.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

WRITTEN OPTION CONTRACTS (0.04%)
	Expiration	Strike		Premiums	Notional	Value
Counterparty	Date	Price	Contracts	Received	Value	(Note 2)
Option Contracts - (0.04%)
StoneX	08/19/22	$92.50	300	$81,278	$(2,735,100)	$(88,500)

TOTAL WRITTEN OPTION CONTRACTS				$81,278	$(2,735,100)	$(88,500)

Notes to Quarterly Portfolio of Investments

June 30, 2022 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Hillman Value Fund (the “Fund”). The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Trust on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust (the “Hillman Trust”) and also was advised by Hillman Capital Management, Inc. (the "Adviser"). The Fund is diversified, and its primary investment objective is to provide long-term total return from a combination of income and capital gains. The Fund currently offers one share class. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Options are valued at the National Best Bid and Offer (“NBBO”) last trade as of the valuation time. Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

HILLMAN VALUE FUND
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Communication Services	$30,231,130	$–	$–	$30,231,130
Consumer Discretionary	9,532,020	–	–	9,532,020
Consumer Staples	27,927,680	–	–	27,927,680
Financials	17,319,730	–	–	17,319,730
Health Care	38,607,196	–	–	38,607,196
Industrials	16,008,550	–	–	16,008,550
Information Technology	39,802,849	–	–	39,802,849
Materials	8,941,985	–	–	8,941,985
Limited Partnership
Energy	12,326,400	–	–	12,326,400
Real Estate Investment Trust
Real Estate	4,746,000	–	–	4,746,000
Short Term Investments	3,149,260	–	–	3,149,260
Total	$208,592,800	$–	$–	$208,592,800

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$(88,500)	$–	$–	$(88,500)
Total	$(88,500)	$–	$–	$(88,500)

*	For a detailed breakout by sector, please refer to the Portfolio of Investments.

The Fund did not hold any level 3 securities during the period.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on a first in first out basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

Distributions to Shareholders: The Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

COVID-19 Risks:

The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. DERIVATIVE INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.